UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2022

Turning Point Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38871	46-3826166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10628 Science Center Drive, Ste. 200
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 926-5251

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TPTX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 12, 2022, Turning Point Therapeutics, Inc. (the “Company”) reported positive topline results from the registrational TRIDENT-1 study across all four ROS1-positive advanced non-small cell lung cancer (“NSCLC”) cohorts, as reported by blinded independent central review (“BICR”). In connection with the report of the results, the Company referred to the presentation attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The primary objective of the TRIDENT-1 study is to determine the confirmed objective response rate (“cORR”) based on BICR as assessed by RECIST 1.1, and the key secondary objectives include duration of response (“DOR”), progression free survival (“PFS”) and intracranial activity. The dataset utilizes a February 11, 2022 data cutoff date. The safety analysis included 380 treated patients from the pooled Phase 1 and Phase 2 portions of TRIDENT-1 across all cohorts, of which 287 patients were treated at the Phase 2 dose. The efficacy analyses included pooled patients from Phase 1 across all dose levels with an identified ROS1 fusion by next generation sequencing at baseline and Phase 2 patients. All patients received at least one dose of repotrectinib with at least four months of follow-up, and the majority of responders had at least six months of DOR follow-up.

Pooled Phase 1 and Phase 2 Topline Efficacy Analyses by BICR

ROS1-positive tyrosine kinase inhibitor (“TKI”)-Naïve NSCLC (EXP-1; n=71 (8 from Phase 1 and 63 from Phase 2)):

•
In the ROS1-positive TKI-naïve advanced NSCLC population (EXP-1: n=71), the cORR was 79% (n=56/71; 95% CI: 68, 88), with 4 patients (6%) achieving a complete response (“CR”) and 52 patients (73%) achieving a partial response (“PR”). The cORR does not include one patient in an unconfirmed partial response (“uPR”) with tumor regression of -38% on the last scan, who remained on treatment awaiting the next scan as of the data cutoff date.

o
DOR ranged from 1.4+ to 35.1+ months with probability of patients in a response at 6, 9, 12 and 18 months reflected in Table 1 utilizing a Kaplan-Meier analysis, with a median duration of follow-up of 10.2 months.

Table 1.
	TKI-Naïve (EXP-1) Responder Population (n=56 (Phase 1 n=7, Phase 2 n=49))
Efficacy Parameter	Patients at Risk	DOR Landmark
% DOR ≥ 6 months 95% CI	35	91% (82, 100)
% DOR ≥ 9 months 95% CI	29	88% (78, 98)
% DOR ≥ 12 months 95% CI	21	85% (73, 96)
% DOR ≥ 18 months 95% CI	8	76% (61, 91)

Patients at Risk: Patients who have reached the specified timepoint without censoring or an event (progression or death).

o
PFS ranged from 0+ to 40.4+ months with probability of patients remaining progression free at 6, 9, 12 and 18 months reflected in Table 2 utilizing a Kaplan-Meier analysis, with a median duration of follow-up of 10.8 months.

Table 2.
	TKI-Naïve (EXP-1) Overall Population (n=71 (Phase 1 n=8, Phase 2 n=63))
Efficacy Parameter	Patients at Risk	PFS Landmark
% PFS ≥ 6 months 95% CI	46	91% (84, 98)
% PFS ≥ 9 months 95% CI	37	85% (75, 94)
% PFS ≥ 12 months 95% CI	26	82% (72, 93)
% PFS ≥ 18 months 95% CI	11	72% (58, 86)

Patients at Risk: Patients who have reached the specified timepoint without censoring or an event (progression or death).

ROS1-positive TKI-Pretreated NSCLC (EXP-2, EXP-3, and EXP-4; n=100):

•
In the ROS1-positive advanced NSCLC population pretreated with one prior TKI and prior platinum-based chemotherapy (EXP-2: n=26 (3 from Phase 1 and 23 from Phase 2)), the cORR was 42% (n=11/26; 95% CI: 23, 63), with 1 patient (4%) achieving a CR and 10 patients (38%) achieving a PR. Duration of response ranged from 3.6 to 18.3+ months.

•
In the ROS1-positive advanced NSCLC population pretreated with two prior TKIs without prior chemotherapy (EXP-3: n=18 (1 from Phase 1 and 17 from Phase 2)), the cORR was 28% (n=5/18; 95% CI: 10, 54), with 1 patient (6%) achieving a CR and 4 patients (22%) achieving a PR. Duration of response ranged from 1.9+ to 20.3+ months.

•
In the ROS1-positive advanced NSCLC population pretreated with one prior TKI without prior chemotherapy (EXP-4: n=56 (3 from Phase 1 and 53 from Phase 2)), the cORR was 36% (n=20/56; 95% CI: 23, 50), with 4 patients (7%) achieving a CR and 16 patients (30%) achieving a PR. The cORR does not include two patients with an uPR who both had tumor regressions of -47% on their last scans, both of whom remained on treatment awaiting their next scans as of the data cutoff date. Duration of response ranged from 1.9+ to 17.8 months.

•
Across the ROS1-positive TKI-pretreated advanced NSCLC population (EXP-2, EXP-3 and EXP-4), 17 patients had an identified ROS1 G2032R solvent front mutation detected, of which the cORR was 59% (n=10/17; 95% CI: 33, 82), with 1 patient (6%) achieving a CR and 9 patients (53%) achieving a PR. Duration of response ranged from 1.9+ to 20.3+ months.

TRIDENT-1 Topline Safety Analyses

Repotrectinib was generally well tolerated in a total of 380 patients with a safety and tolerability profile that was consistent with previously reported findings. The most commonly reported treatment emergent adverse event remained dizziness (61% all grade), of which 76% of patients who reported dizziness had a maximum severity of grade 1. The safety profile was comparable among the 287 patients who were treated at the Phase 2 dose.

As previously guided, the Company anticipates discussing the topline BICR data with the U.S. Food and Drug Administration (“FDA”) at a pre-new drug application (“NDA”) meeting this quarter. The Company plans to present detailed study results, including intracranial activity, from the ROS1-positive advanced NSCLC cohorts of the TRIDENT-1 study, at a medical conference in the second half of 2022.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, the initial estimated Kaplan-Meier landmark analyses for both duration of response and progression free survival in the TKI-naïve population and related trends, anticipated timing for a pre-NDA meeting with the FDA regarding the topline BICR data for repotrectinib, the efficacy, safety and therapeutic potential of repotrectinib, plans regarding future regulatory submissions, and the regulatory approval path for repotrectinib. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “plans”, “will”, “believes,” “anticipates,” “expects,” “intends,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with the Company’s business in general, risks and uncertainties related to the impact of the COVID-19 pandemic to the Company’s business and the other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K filed with the SEC on February 28, 2022. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

99.1	Presentation Materials of Turning Point Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TURNING POINT THERAPEUTICS, INC.

Date:	April 13, 2022	By:	/s/ Brian Sun
Brian Sun Senior Vice President and General Counsel